UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2026

SERES THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37465	27-4326290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Cambridgepark Drive
Cambridge, MA	02140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 945-9626

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MCRB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On July 8, 2026, Seres Therapeutics, Inc. (the “Company”) issued a press release announcing top-line results from an IST evaluating SER-155 in patients with irEC and released an updated corporate presentation. A copy of the press release and corporate presentation are furnished hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference and will also be available through the “News and Events” portion of its website at www.serestherapeutics.com.

The information in this Item 7.01 on this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall they be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On July 8, 2026, the Company announced top-line results from an IST evaluating SER-155 in patients with irEC. The study (NCT06801067), conducted at MSK, by Principal Investigator David Faleck, M.D., Director of Inflammatory and Immune-Related Bowel Diseases, evaluated SER-155 in 15 patients with moderate-to-severe (Grade 2- 3) irEC, which affects approximately 25% of all immune checkpoint inhibitor (ICI) therapy recipients in the US. Clinical guidelines for these patients stipulate halting of ICI cancer treatment and initiation of systemic immunosuppressive corticosteroids, which are associated with clinically meaningful toxicities and other negative consequences, including: systemic immunosuppression, increased infection risk, metabolic complications, and potential interference with cancer treatment. There remains a significant unmet need for systemic immunosuppressive-free therapeutic approaches that reduce gastrointestinal inflammation and diarrhea and may allow patients who develop irEC to avoid disruption of their life-saving ICI cancer treatment. Participants in the study were on a wide range of ICI types, including PD-1 inhibitors (Keytruda®, Opdivo®, Zynz®), PD-L1 inhibitors (Imfinzi®, Bavencio®), CTLA-4 inhibitors (Yervoy®, Imjudo®), LAG-3 inhibitor (Opdualag®), and combinations thereof. The study results support continued development of SER-155 to treat irEC.

Topline Clinical Results

Day 15 Data

•

Following SER-155 dosing, 12 of 15 participants (80%) achieved an immunosuppressive-free clinical response at Day 15, the primary endpoint, defined as at least a 1-grade improvement in diarrhea symptoms without immunosuppressive therapy (i.e., a corticosteroid and/or biologic immunomodulator drug). Notably, 8 of these 12 responders (67%) achieved greater than or equal to a 2-grade improvement in diarrhea symptoms without immunosuppressive therapy at Day 15.

•	At Day 15, 5 of 15 participants (33%) achieved immunosuppressive-free complete clinical remission, defined as total resolution of diarrhea symptoms to Grade 0, without immunosuppressive therapy.

Day 43 Data

•	At Day 43, 5 of 15 participants (33%) maintained immunosuppressive-free clinical response, and, notably, 2 of 15 participants (13%) maintained immunosuppressive-free complete clinical remission.

•

All 12 participants with immunosuppressive-free clinical response at Day 15 had the same, or better, diarrhea grade at Day 43. As noted, 5 maintained immunosuppressive-free clinical response at Day 43. The other 7 were treated with non-systemically acting, gastrointestinal-targeted immunosuppressives after Day 15.

Safety

•

SER-155 was generally well tolerated through Day 43, with no safety concerns identified, consistent with the outcome in Seres’ Phase 1b study of SER-155 in participants undergoing allogeneic hematopoietic cell transplantation (allo-HCT). There were no serious adverse events assessed as related to SER-155 and no bloodstream infections reported in the study through Day 43. Two participants experienced 2 non-serious adverse events each, assessed as possibly related to vancomycin and SER-155. All 4 adverse events were moderate in severity and were resolved.

Pharmacology

•

SER-155 bacterial strain engraftment (a measure of drug pharmacokinetics and strain growth in the gastrointestinal tract) was robust, with the majority of SER-155 strains observed across the study participants, and with kinetics, magnitude, and durability comparable to that observed in prior Seres clinical studies.

•

Translational biomarkers of gastrointestinal inflammation (fecal calprotectin) and of mucosal epithelial barrier integrity (fecal albumin), which were elevated in participants at baseline, prior to SER-155 dosing, both showed decreases post SER-155 treatment, with statistically significant reductions achieved by Day 43, reflecting improvement in two mechanistically linked dimensions of irEC disease. Data suggest that administration of SER-155 led to improvement in mucosal epithelial barrier integrity, providing support for potential further development in multiple other inflammatory and immune diseases.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including statements about the design and intended uses and benefits of SER-155 in irEC and other statements that are not historical fact.

These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: (1) our need for additional funding; (2) our ability to continue as a going concern; (3) we have incurred significant losses, are not currently profitable and may never become profitable; (4) our cost reduction actions may not achieve their intended benefits, including an extended cash runway; (5) our limited operating history; (6) we may not be able to realize the anticipated benefits of the VOWST sale, and may face new challenges as a smaller, less diversified company; (7) we have in the past and may in the future receive notice of the failure to satisfy a continued listing rule from The Nasdaq Stock Market LLC; (8) our novel approach to therapeutic intervention; (9) our reliance on third parties to conduct our clinical trials and manufacture our product candidates; (10) our ability to achieve market acceptance necessary for commercial success; (11) the competition we will face; (12) our ability to protect our intellectual property; (13) impact of our recent management transitions and appointments and our ability to retain key personnel; and (14) disruptions at the FDA or other government agencies. These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026 filed with the SEC on May 5, 2026, as well as our other reports filed with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Current Report on Form 8-K. While we may elect to update such forward-looking statements at some point in the future, except as required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Seres Therapeutics, Inc. SER-155 Early Clinical Data Press Release, dated July 8, 2026

99.2	Seres Therapeutics, Inc. Corporate Presentation, dated July 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERES THERAPEUTICS, INC.

Date: July 8, 2026	By:	/s/ Thomas J. DesRosier
	Name:	Thomas J. DesRosier
	Title:	Executive Vice President and Chief Legal Officer